Honesty & Integrity
Good Corporate Citizen
Open Communication
Continuous Improvement
Honesty & Integrity
Good Corporate Citizen
Open Communication
Continuous Improvement
Dana Holding Corporation
Deutsche Bank
Global Auto Industry Conference
January 12, 2016

Exhibit 99.2
© 2016  Dana Limited. This presentation contains copyrighted and confidential information of Dana Holding Corporation and/or its subsidiaries. Those having access to this work may not copy it, use it, or disclose the information contained within it without written authorization of Dana Holding Corporation. Unauthorized use may result in prosecution.

© Dana 2016
Safe Harbor Statement

Certain statements and projections contained in this presentation are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of
1995.  These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change.  Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,”
“plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,”
“could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words.  These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-
looking statement.  Dana’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange
Commission filings discuss important risk factors that could affect our business, results of operations and financial condition.  The forward-looking statements in this presentation speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason.

Dana Snapshot
Founded in 1904
Based in Maumee, Ohio
2015 sales: ~$6 billion*
23,000
people
Global operations and customers
Over 90 major facilities
25 countries on six continents
Customers in over 125 countries
16 R&D centers
*Preliminary

Dana Overview
Dana Core Technologies
Vehicle Driveline:
Axles, driveshafts, transmissions, and tire management
Vehicle Engine and Transmission:
Gaskets and seals, cam cover and oil pan modules, heat shields, and fuel cell plates
Vehicle Engine and Transmission:
Oil cooling, battery and electronics cooling, charge air cooling, exhaust-gas heat recovery, hydrogren reformers, and balance-of-plant solutions
Dana Business Units
Light Vehicle
Driveline
41%
Commercial
Vehicle
Driveline
25%
Off-Highway
Driveline
17%
Power
Technologies
17%
End Markets
Light Vehicles
Off-Highway
Heavy Vehicles

Did You Know? Adjacent Applications 5

Dana: Integrated Power Solutions
Commercial Vehicle
Light Vehicle
Off-Highway
Power Technologies
Driveshafts
Axles
•
Front and Rear Axles
•
E-Axles
•
Disconnect Systems
•
Thermal Management
•
All-Wheel-Drive Systems
Transmissions
•
OH Transmissions
•
Sealing & Thermal
•
Variglide
®
CVT
Engines
Internal Combustion
•
Sealing & Thermal
•
Hydraulic PowerBoost
®
Electric & Hybrid Drive
•
Battery Thermal Management
Hydrogen Fuel Cells
•
Bi-Polar Metallic Plates
Vehicle
System
Dana
Business
Unit

© Dana 2016

© Dana 2016
2007-2008
Reorganize
2009-2012
Re-Emerge
2013-2015
Build
2016
Grow
•
Improved structure
•
Strong balance sheet
•
Divested non-core
•
New operating system
•
Lower cost structure
•
Focused operations
•
Financial strength
•
New technology
•
New business awards
•
Operational excellence
•
Continue organic growth
•
Inorganic growth
Dana Evolution

© Dana 2016

2016 -
2018 Sales Backlog Flow by Year
Sales Backlog

2015 -
2017
Backlog
2015 -
2017
Updated
Backlog
2016 -
2018
Backlog
Sales Backlog Comparison
$560
100
80
10
$250
By BU
+$70
Sales Backlog Providing Top-Line Growth in Excess of Market Factors
Represents new business awards, net of any known losses.  Excludes replacement business wins
By Region
By Customer
$750
$750
($ in millions)
2015-2017*
$
730
Market
5
New
Bus
135
Increase
$
140
Fx
(65)
Market Share
(125)
2015-2017 Updated
$
680
$(50)
New business wins increased sales backlog despite
currency and CV market share change
* As presented in Jan. 2015
$730
$680
$750
$150
$525
$750
$375
$225
2016
Increment
2017
Increment
2018
Nissan
19%
Ford
17%
FCA
16%
Toyota
9%
VW
7%
GM
4%
JLR
4%
Honda
3%
JLG
3%
Other
18%
NA
38%
EU
36%
SA
8%
AP
18%
© Dana 2016

2017 Ford F-250/350/450
Super Duty
Front and Rear
Driveshafts, Front and
Rear Axles, Charge Air,
Transmission &
Diesel
Fuel Coolers, Heat
Shields, Valve Stem
Seals, Cam Cover
2016 Volkswagen Touran
Transmission Gaskets,
Cylinder
Head Gaskets,
Secondary Gaskets
2016 Chevrolet Camaro
Engine Oil Cooler,
Transmission Oil Cooler,
Heat Shields,
Cylinder
Head Gaskets, Secondary
Gaskets
2016 Ford Galaxy
Engine Oil Cooler and
Transmission Oil Cooler,
Exhaust Gaskets, Cylinder
Head Gaskets
2016 Opel Astra
Engine Oil Cooler,
Heat Shields,
Secondary Gasket
2016 Mercedes-Benz GLC
Cylinder
Head Gaskets,
Heat Shields,
Secondary
Gasket
2016 Chevrolet Malibu
Engine Oil Cooler, Valve
Stem Seals, Heat Shields,
Cylinder
Head Gaskets
2017 Chrysler Town &
Country
Exhaust Gaskets, Heat
Shields
2016 Nissan
Titan
Exhaust Manifold Shields,
Front and Rear
Driveshafts
2016 Ford Taurus
Engine Oil Cooler,
Transmission Oil Cooler
2016 Volkswagen Tiguan
Cylinder
Head Gaskets,
Transmission Gaskets,
Secondary Gaskets
2017 Mercedes-Benz
E-Class
Cylinder
Head Gaskets,
Heat
Shields, Secondary
Gaskets
2016 Renault Megane
Engine Oil Cooler,
Cylinder
Head Gaskets,
Transmission Pump
Gaskets, Secondary
Gaskets
2017 Jaguar F-Pace
Front Propshaft and Rear
Axle
2016 Toyota Hilux
Front and Rear
Driveshafts
and Rear Differential
2016 BMW X1
Cylinder Head Gasket,
Secondary Gaskets,
Engine Oil Cooler, Heat
Shields
Key Program Launches
Light Vehicle Driveline and Power Technologies
Strong Launch Cadence with Diversified Customers

© Dana 2016

Key Program Launches
Commercial Vehicle and Off-Highway
Daimler  New Model
Spicer AG S130 and S145
MAN VW Constellation Truck
Spicer 1710 / 1810 / SPL 250
Driveshafts
Lonestar
Truck Group TBD
Spicer Glider Axles
Eicher
2100 8x2; 6x4 Tipper
Spicer Driveshafts
Sany
5T Wheel Loader
Spicer Rui Ma TZL 16 and
Spicer TE16
Fendt AG Tractor X1015
Spicer 990 Axle
Claas
A7X AG Tractor
Spicer Modular Ag Axles
Deutz
Series 6-7 AG Tractor
Spicer Modular Ag Axles
Kubota M Serie
AG Tractor
Spicer M40 Ag Axles
Dynapac
Single Drum
Compactor
Spicer 192 Axles
New Model
Spicer Full Air Suspension
New Model
Spicer Drive Axle, Steer Axle,
and Driveshafts
Commercial
Vehicle OE
Strong Launch Cadence with Diversified Customers
Commercial
Vehicle OE

© Dana 2016

© Dana 2016
Robust Technology Pipeline

Technology
Product
Market
AdvanTEK
®
Dual Range
Disconnect™
Electronics
Cooling
Spicer
PowerBoost
®
Optimized
Tire Pressure
Management
Hybrid
Transmission
AdvanTEK
®
Disconnecting
Drive Unit
Concept
Production
Concept
Concept
Concept
Concept
Production
Production
Production
Production
Concept
Production

Opening New Commercial Channels
Construction and Agriculture Equipment

In Field Evaluation with Customer
Waste Energy Recovery and Re-use
Incremental Vehicle Content
Up to 40% Fuel Savings
Dana Spicer
PowerBoost
®

© Dana 2016
Opening New Commercial Channels
Passenger Car and Small SUV

AdvanTek
®
Disconnecting
All Wheel Drive Unit
Incremental Vehicle Content
Global Vehicle Platform
Industry Leading Technology
Incremental to 2016-2018 Backlog

Go-Forward Priorities
Enhance competitive position and grow our core business
Relentless focus on customer satisfaction
Sustained investment in innovative technologies and differentiated products
Continue to grow organically
Pursue complementary inorganic opportunities
Continue driving profit margin improvement
Accelerate lean manufacturing initiatives to eliminate waste and reduce cost
Ensure seamless launch of new business programs
Improve CV while continuing strong performance in LV, OH, and PT
Maintain a strong balance sheet
Continue capital investment discipline to drive returns
Retain flexibility to take advantage of new opportunities
Return excess capital to shareholders

© Dana 2016

© Dana 2016
LV
CV
OH
PT
MKT
Sales
Impacted
by
FX
2016 Market Expectations and
Dana Sales Impact vs 2015
Key Market Themes
NA Light vehicle markets remain
strong.  Commercial vehicle
markets down from the peak
SA Economic uncertainty and
high interest rates stifling
demand; Fx
headwinds
EU
Expected to remain relatively
flat; Fx
headwinds continue
AP
Some market growth offset
by currency
Worldwide Agriculture demand
remains depressed; Construction
flat

Markets Mostly Flat; New
Business Offsetting
Currency Headwinds in
S. America and Asia
LV
CV
OH
PT
MKT
LV Market
Gains offset by CV
LV
CV
OH
PT
MKT
Sales
Impacted
by
FX
North America
Europe
LV
CV
OH
PT
MKT
LV
New
Business
Offset
by
FX
South America
Asia Pacific

Sales and Adjusted EBITDA

See appendix for comments regarding the presentation of non-GAAP measures
2015
Prelim.
~$6.0B*
FX
Adjusted
$5.7B-
$5.8B-
2016
Target
$5.8B-
$6.0B-
FX
$(200)-$(300)M
+$100
-
$200M
2015
Prelim.
~$655M*
FX
Adjusted
$625M-
$635M-
Volume Mix
$15M -
$25M
Performance
~$10M
2016
Target
$640M-
$670M-
+$15 -
35M
2016 Targets
Sales
$5.8 –
$6.0 B
Adjusted EBITDA
$640 –
$670 M
Diluted Adjusted
EPS*
$1.65 –
$1.80
Margin
11.0
–
11.2%
Capital Spend
$280 –
$300 M
Free Cash Flow
$160 –
$180 M
Tax
Rate
30%
24%
27%
Significant new business
helping to offset currency and
market headwinds
Margin improvement driven by
new business and lower cost
structure
Strong cash flow including
ongoing capital investment to
support future growth
10.9%
Margin
11.0-11.2%
Margin
* Preliminary 2015 results
* Excludes the impact of share repurchases after 12/31/15
Backlog
~$150M
Market/Mix
$(50) -
$50M
FX
$(20)-$(30)M
© Dana 2016

Strength
Driving Shareholder Value

Invest in
Current
Business /
Organic Growth
Protect
Access to
Capital
Shareholder
Value
Initiatives
Inorganic
Growth
Initiatives
Focus
2015 Capital
Spend
$265M*
Rating: BB+
Outlook:
Stable
Returned $1.4B
Via Share Repurchases
M&A Focus:
Bolt-on, adjacent
<$500M
* Preliminary 2015
2016 Capital
Spending
Target:
$280-300M
M&A Execution:
Bolt-on, adjacent
Right opportunity
Right value
Additional
$300M
share
repurchase auth.
through 2017
DANA
Highest capital distribution in peer group
Dana returned 46% of average market cap
Dana distributed 184% of free cash flow
© Dana 2016

Why Dana?
Complementary core businesses
Differentiating technology and innovation that drives value
Strong global footprint and brand recognition
Positioned for top line growth
Major program replacement business secured
New business growth with a strong sales backlog
Increased focus on complementary inorganic opportunities
Positive demand outlook in key markets
Strong financial position
Robust free cash flow generation
Strong balance sheet and disciplined capital allocation
Profit margin improvement opportunities
Demonstrated commitment to return excess capital to shareholders
Proven ability to generate solid returns in challenging markets
Driveline
Technologies
Sealing
Solutions
Thermal
Management

Core Expertise
© Dana 2016

© Dana 2016
Appendix
Non-GAAP Financial Information
The preceding slides refer to Adjusted EBITDA, which we’ve defined to be earnings from continuing and discontinued
operations before interest, taxes, depreciation, amortization, equity grant expense, restructuring expense and other nonrecurring items (gain/loss on debt extinguishment, pension settlements or divestitures, impairment, etc.). Adjusted
EBITDA is a primary driver of cash flows from operations and a measure of our ability to maintain and continue to invest in our operations and provide shareholder returns.
Adjusted EBITDA should not be considered a substitute for income (loss)
before income taxes, net income (loss) or other results reported in accordance with GAAP.   Adjusted EBITDA may not be
comparable to similarly titled measures reported by other companies.
Diluted adjusted EPS is a non-GAAP financial measure which we have defined as adjusted net income divided by adjusted diluted shares.  We define adjusted net income as net income attributable to the parent company excluding any nonrecurring income tax items, restructuring and impairment expense, amortization expense and other nonrecurring items (as used in adjusted EBITDA), net of any associated income tax effects.  We define adjusted diluted shares as diluted shares as determined in accordance with GAAP based on adjusted net income.  This measure is considered useful for purposes of providing investors, analysts and other interested parties with an indicator of ongoing financial performance that provides enhanced comparability to EPS reported by other companies.  Diluted adjusted EPS is neither intended to represent nor be an alternative measure to diluted EPS reported under GAAP.
Free cash flow is a non-GAAP financial measure which we have defined as cash provided by (used in) operating activities, less purchases of property, plant and equipment.  We believe this measure is useful to investors in evaluating the operational cash flow of the company inclusive of the spending required to maintain the operations.  Free cash flow is neither intended to represent nor be an alternative to the measure of net cash provided by (used in) operating activities reported under GAAP.
Free cash flow may not be comparable to similarly titled measures reported by other companies.
Please reference the “Non-GAAP financial information” accompanying our quarterly earnings conference call presentations on our website at www.dana.com/investors
for our GAAP results and the reconciliations of these measures, where used, to the comparable GAAP measures.